UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

Commission file number 0-27074

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-1637226

(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4810 Harwood Road, San Jose, CA	95124

(Address of principal executive offices)	(Zip code)

(408) 979-6100

Registrant’s telephone number, including area code

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release dated April 17, 2003 issued by Secure Computing Corporation regarding first quarter results.

Item 9. Regulation FD Disclosure (Information furnished under this Item 9 is furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 17, 2003, Secure Computing Corporation issued a press release announcing the Company’s first quarter results. The text of this release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE COMPUTING CORPORATION

Date: April 17, 2003	By:	/s/ TIMOTHY J. STEINKOPF

Timothy J. Steinkopf, Senior Vice President of Operations and Chief Financial Officer (Duly authorized officer and Principal Financial Officer)